UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 20, 2021

Brookfield Property REIT Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34948	27-2963337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Vesey Street, 15th Floor, New York, NY	10281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 417-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Stock, par value $.01 per share	BPYU	Nasdaq Global Select Market
6.375% Series A Cumulative Perpetual Redeemable Preferred Stock, par value $0.01 per share	BPYUP	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On July 20, 2021, Brookfield Property REIT Inc., Brookfield Asset Management Inc. and Brookfield Property Partners L.P. announced that Brookfield Property REIT Inc. will redeem all outstanding shares of its 6.375% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”) (CUSIP 11282X202) on August 19, 2021 (the “Redemption”). The Series A Preferred Stock currently trades on the Nasdaq Global Select Market under the symbol “BPYUP.” A press release announcing the Redemption is filed as Exhibit 99.1 to this Current Report on Form 8-K.

The Series A Preferred Stock will be redeemed for cash at a redemption price of $25.00 per share, plus all accumulated and unpaid dividends (whether or not declared) to, but not including, August 19, 2021 (the “Redemption Date”), which equals approximately $0.21250 per share, without interest, for total proceeds per share of $25.21250 (the “Redemption Price”). Dividends on the shares of the Series A Preferred Stock will cease to accrue and accumulate on the Redemption Date. Upon the Redemption, the shares of the Series A Preferred Stock will no longer be outstanding and all rights of the holders of such shares will terminate, except the right of the holders to receive the Redemption Price. Upon the Redemption, the Series A Preferred Stock will no longer trade on the Nasdaq Global Select Market.

All shares of the Series A Preferred Stock are held in book-entry form through the Depository Trust Company (“DTC”) and the shares will be redeemed in accordance with the procedures of DTC. Payment to DTC for the shares of the Series A Preferred Stock will be made by American Stock Transfer & Trust Company, LLC (the “Redemption Agent”).

The irrevocable notice of redemption was provided to the registered holders of Series A Preferred Stock on July 20, 2021. Questions relating to, and requests for additional copies of, the irrevocable notice of redemption should be directed to the Redemption Agent at American Stock Transfer & Trust Company, LLC, 6201 15th Avenue Brooklyn, New York 11219, Attention: Reorganization Department at 877-248-6417.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated July 20, 2021.
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File (formatted as Inline XBRL with applicable taxonomy extension information contained in Exhibits 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKFIELD PROPERTY REIT INC.

Date: July 20, 2021	By:	/s/ Michelle Campbell
	Name:	Michelle Campbell
	Title:	Secretary

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